UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 27, 2010 (November 18, 2010)

CHINA AUTO LOGISTICS INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-52625	20-2574314
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 87 No. 8 Coastal Way, Floor 2
Construction Bank, FTZ
Tianjin Province
The People’s Republic of China  300461
(Address of principal executive offices)

Registrant’s telephone number, including area code: (86) 22-2576-2771

_________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act   (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Three proposals were submitted to a vote of, and were approved by, the stockholders of China Auto Logistics Inc. (the “Company”) at the 2010 annual meeting of stockholders, which was held on November 18, 2010.  The first proposal was for the election of seven nominees to serve as directors of the Company until the end of their respective terms.  The second proposal was to approve and adopt the China Auto Logistics Inc. 2010 Omnibus Long-Term Incentive Plan.  The third proposal was to ratify the appointment Marcum LLP as the Company’s independent registered public accountants for the fiscal year 2010.  Additional information about the proposals can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 15, 2010.

Of the 18,100,000 shares of stock issued and outstanding and entitled to vote at the annual meeting, 16,715,729 shares were represented in person or by proxy, which constituted approximately 92.35% of the total votes entitled to be cast at the meeting.  Each share of common stock outstanding is entitled to one vote.

Proposal 1 – Election of Directors

The voting results for the election of Directors were as follows:

	Number of	Number of
	Shares Voted for	Shares Withheld

Tong Shiping	13,302,871	11,388
Cheng Weihong	13,302,871	11,388
Yang Bin	13,302,871	11,388
Howard Barth	13,302,571	11,688
Gao Yang	13,289,726	24,533
Qu Zhong	13,302,871	11,388
Kong Xiaoyan	13,302,871	11,388

There were no votes against any nominee.  There were 3,401,470 broker non-votes for this proposal.

Proposal 2 – Approval and Adoption of the China Auto Logistics Inc. 2010 Omnibus Long-Term Incentive Plan

The voting results for the approval and adoption of the China Auto Logistics Inc. 2010 Omnibus Long-Term Incentive Plan were as follows:

For: 13,215,015	Against: 98,944	Abstain: 300

There were 3,401,470 broker non-votes for this proposal.

Proposal 3 – Ratification of the Appointment of Marcum LLP to serve as the Company’s independent registered public accountants for the fiscal year 2010

The voting results for the ratification of the appointment of Marcum LLP to serve as the Company’s independent registered public accountants for the fiscal year 2010 were as follows:

For: 16,698,696	Against: 16,733	Abstain: 300

There were no broker non-votes for this proposal.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 27, 2010

CHINA AUTO LOGISTICS INC.

By:	/s/ Tong Shiping
Name:	Tong Shiping
Title:	President and Chief Executive Officer